Convertible Preferred Stock	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Convertible Preferred Stock

18. CONVERTIBLE PREFERRED STOCK

Between May and June 2015, the Company issued 69,817 shares of Series A Convertible Preferred Stock. Each preferred share was issued as part of a unit, which consisted of one share of Series A Convertible Preferred Stock of $429.70 per share and a commitment to purchase $143.23 per share of convertible subordinated debt (see Note 14).

On March 16, 2017 the holders of the Series A Convertible Preferred Stock agreed to certain changes to the terms of the Series A Convertible Preferred Stock. The Company concluded that such modifications resulted in an extinguishment of the Series A Convertible Preferred Stock and a new issuance for accounting purposes. In making this assessment, the Company applied the qualitative value method. As such, the Company derecognized the carrying value of the Series A Convertible Preferred Stock within equity, recognized the modified Series A Convertible Preferred Stock at its fair value, and recorded the difference as a deemed dividend paid on preferred stock and reduced the income available to common shareholders.

The Company classified the Series A Preferred Stock as mezzanine equity as the Series A Convertible Preferred Stock contained a redemption feature (Deemed Liquidation Event) which was contingent upon certain change of control events, the occurrence of which was not solely within the control of the Company. These contingent events were not considered probable of occurring and as such the Company did not accrete the mezzanine equity to its redemption value each period. Furthermore, the Company determined that none of the features embedded in the Convertible Series A Preferred Stock were required to be accounted for separately as a derivative.

The Series A Preferred Stock was entitled to receive a 12% cumulative dividend, compounded annually, and payable only upon a liquidation event of the Company.

On October 19, 2018, the Company redeemed 48,074 shares of the Series A Convertible Preferred Stock for cash at a price of $644.55 per share and converted the remaining outstanding preferred shares into common stock at a 1:31 rate resulting in a total of 674,033 shares of common stock issued at a price of $22.20 per share. Total consideration transferred in cash and common stock amounted to $45.9 million. The Series A Convertible Preferred Stock was remeasured before the redemption transaction resulting in a mark to market adjustment of $3.2 million and a total carrying value of $48.1 million. Because the carrying value of the Series A Preferred Stock exceeded the fair value of the consideration transferred by $2.2 million, such excess was treated as a return from the holders. Both, the remeasurement and the carrying value excess adjustments, are presented net within additional paid in capital in the Company’s statements of convertible preferred stock, redeemable series A-1 preferred stock and stockholders’ equity (deficit). The Series A Convertible Preferred Shares redeemed in cash were funded through the issuance of the Redeemable Series A-1 Preferred Stock.